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Exhibit 10.17

SECOND RANKING PLEDGE
OF FLOATING CHARGE

Dated 22 January, 2004

between

Swebus AB

as Pledgor

and

Concordia Bus Nordic AB (publ)

as Pledgee

PLEDGE OF FLOATING CHARGE

ADVOKATFIRMAN LINDAHL

        THIS PLEDGE AGREEMENT is dated 22 January, 2004 and made between:

  (1)
  SWEBUS AB (a company incorporated under the laws of Sweden) of Solna Strandväg 78, 171 54 Solna, Sweden (corporate identity no 556057-0128), (the "Pledgor"); and

  (2)
  Concordia Bus Nordic AB (publ) (a company incorporated under the laws of Sweden) of c/o Swebus AB, Solna Strandväg 78, 171 54 Solna, Sweden (corporate identity no 556031-8569), (the "Pledgee")

        WHEREAS:

  a)
  Pursuant to a promissory note dated 22 January, 2004 issued by the Pledgor, the Pledgor shall pay a principal amount of SEK 200 milllion to the Pledgee or its order (the "Promissory Note");

  b)
  the Pledgor has agreed to enter into this Pledge Agreement and hereby secures the Secured Obligations (as defined below);

  c)
  the Security Assets (as defined below) have been pledged, pursuant to a first ranking pledge agreement (the "First Pledge Agreement") to Deutsche Trustee Company Limited in its capacity as security trustee (the "Security Trustee") under an indenture made among the Pledgor, the Pledgee, Swebus Busco AB, Swebus Express AB, Interbus AB, Swebus Fastigheter AB, Alpus AB, Enköping-Bålsta Fastighets AB, Malmfältens Omnibus AB, Concordia Bus Finland Oy Ab, Ingenjor M.O. Schoyen Bilcentraler AS, Concordia Bus Nordic Holding AB and Deutsche Bank Trustee Company Americas (the "Indenture"); and

  d)
  the Security Assets (as defined below) presently are held by Nordea Bank Norge ASA ("Nordea") as a first ranking security under an amended and restated facility agreement dated February 15, 2002 (the "Senior Facility").

        IT IS HEREBY AGREED as follows:

1.     DEFINITIONS AND INTERPRETATION

  1.1
  In this Agreement:

    "Closing Date" means the date on which (i) the proceeds of the Notes have been received by the Trustee and (ii) the Senior Facility has been discharged by payment to Nordea of an amount of such proceeds sufficient to prepay the Senior Facility in full;

    "Floating Charge" means the second ranking pledge, subject only to the rights under the First Pledge Agreement, over the Security Assets created by this Agreement;

    "Floating Charge Certificates" means the floating charge certificates (Sw. företagshypoteksbrev) in the aggregate amount of SEK 100,000,000 within 100,000,000 (Sw: SEK 100.000.000 inom SEK 100.000.000), granted in all the business operations as the Pledgor from time to time carries out in Sweden;

    "Nordea Pledge" means the pledge over the Security Assets under the Senior Facility;

    "Proceeds" means the proceeds from the sale of the Security Assets in respect of the Security Assets, after deduction of all costs and expenses (including legal fees) incurred by the Secured Parties in connection with the enforcement of this Agreement and the sale of the Security Assets;

    "Secured Obligations" means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Pledgor under the Promissory Note together with all costs, charges and expenses incurred by the Pledgee in connection with the protection, preservation or enforcement of its respective rights under the Promissory Note; and

    "Security Assets" means the Floating Charge Certificates and all the Pledgor's property, (except for such property excluded by law as defined under the Floating Charges Act (Sw: Lag (2003:528) om företagsinteckning)) secured by the Floating Charge (including, without limitation, the Proceeds).

  1.2
  In this Agreement, unless the contrary intention appears, a reference to:

  a)
  a provision of law is a reference to that provision as amended or re-enacted,

  b)
  a person includes its successors and assigns, and

  c)
  any document is a reference to that document as amended, novated or supplemented.

  1.3
  Terms defined in the Indenture shall have the same meanings when used in this Agreement unless otherwise defined in this Agreement.

  1.4
  If the Pledgee considers that in respect of an amount paid to it under the Promissory Note there is a reasonable risk that such payment will be avoided or otherwise set aside on the liquidation or bankruptcy of the payer or otherwise, then that amount shall not be considered to have been irrevocably paid for the purposes of this Agreement.

2.     PLEDGE

  2.1
  The Pledgor hereby irrevocably and unconditionally, on the terms and conditions set out herein, pledges to the Pledgee all of the Pledgor's rights, title and interest in and to the Security Assets for the purpose of constituting a second ranking pledge, subject to the rights of the Security Trustee under the First Pledge Agreement, to secure the due and punctual performance of the Secured Obligations.

  2.2
  Notwithstanding anything to the contrary contained herein or under applicable law as to the priority of the security created by this Agreement, the security created hereunder, is subject and subordinated to, and will at all times rank junior to the security created under the First Pledge Agreement,

3.     PERFECTION OF PLEDGE

  3.1
  The Pledgor shall immediately at the execution of this Agreement notify the Security Trustee of the pledge under this Agreement.

  3.2
  On the Closing Date the Pledgor shall procure that Nordea notifies the Floating Charge Register of the release of the Nordea Pledge over the Floating Charge.

  3.3
  The Pledgor shall throughout the term of this Agreement do all things and acts requested by the Pledgee to assist the Pledgee in taking all actions required to perfect and maintain the perfection of the pledge created by this Agreement.

4.     REPRESENTATIONS AND WARRANTIES

  4.1
  The Pledgor represents and warrants to the Pledgee that:

  a)
  it is a limited liability company duly incorporated and validly existing under the laws of Sweden;

    b)
    the Pledgor has the power to enter into, deliver and perform, and has taken all necessary action to authorize the entry into, delivery and performance of this Agreement and the transactions contemplated by this Agreement;

    c)
    this Agreement constitutes legally valid and binding obligations of the Pledgor enforceable in accordance with its terms (except as such enforcement may be limited by any relevant bankruptcy, insolvency, receivership or similar laws affecting creditors' rights generally);

    d)
    this Agreement does not and will not breach or constitute a default under the constitutional documents of the Pledgor or any document, instrument or obligation, law or regulation to which the Pledgor is a party or by which it is bound;

    e)
    this Agreement constitutes a second ranking pledge enforceable against the Pledgor and a liquidator or receiver of the Pledgor and third party creditors of the Pledgor, subject, always, to the rights of the Security Trustee under the First Pledge Agreement;

    f)
    all necessary consents and authorizations required in relation to the entry into, performance, validity and enforceability of this Agreement have been obtained and are in full force and effect;

    g)
    the Pledgor is the sole, absolute and beneficial owner of the Security Assets; and

    h)
    other than as created pursuant to the First Pledge Agreement and this Agreement the Security Assets are free from any encumbrances.

  4.2
  The representations and warranties set out in Clause 4.1 above are made on the date of this Agreement and are deemed to be repeated by the Pledgor [on each date for interest payment under the Promissory Note] with reference to the facts and circumstances then existing.

5.     COVENANTS BY THE PLEDGOR

  5.1
  The Pledgor hereby covenants with the Pledgee that during the continuance of this Agreement the Pledgor will:

  a)
  not hold any security from any other person in respect of the Pledgor's liability under this Agreement; and

  b)
  not create or permit to subsist any Lien on, over, with respect to or otherwise affecting the whole or any part of the Security Assets (other than Permitted Liens under the Indenture and except for the rights of the Secured Parties under this Agreement).

  5.2
  The Pledgor shall at any time, if and when required by the Pledgee and at the Pledgor's cost, promptly and duly do all such further acts and execute and deliver any and all such further documents as may in the opinion of the Pledgee be necessary in order to give full effect to this Agreement and to secure to the Pledgee the full benefit of the rights, powers and remedies conferred upon it in this Agreement, and the Pledgor shall use its best endeavors to obtain third party consent where such consent is required in order to give full effect to such act or document.

6.     CONTINUING SECURITY

  6.1
  The security constituted by this Agreement shall be a continuing security and shall not be considered as satisfied or discharged by any intermediate payment or settlement of the whole or any part of the Secured Obligations and shall be binding until all the Secured Obligations have been irrevocably paid and discharged in full.

  6.2
  Until all the Secured Obligations have been irrevocably paid and discharged in full the Pledgee may refrain from applying or enforcing any other security, monies or rights held or received by the Pledgee or apply and enforce the same in such manner and order as the Pledgee sees fit and the Pledgor shall not be entitled to the benefit of the same.

  6.3
  This Agreement is in addition to any present and future guarantee, collateral, lien or other security held by the Pledgee. The Pledgee's rights hereunder are in addition to and not exclusive of those provided by law and may be exercised from time to time and as often as the Pledgee deems expedient.

7.     EXERCISE OF PLEDGE AND APPLICATION OF MONIES

  7.1
  Upon the Pledgee serving notice on the Pledgor following the occurrence of a default by the Pledgor to pay any amount payable under the Promissory Note, and subject to the rights of the Security Trustee under the First Pledge Agreement, the Pledgee, may, in addition to any other remedies provided herein or by applicable law, and subject to the rights under the First Pledge Agreement, apply for realisation of the Floating Charge in accordance with the procedures laid down in the Floating Charges Act (Sw: Lag (2003:528) om företagsinteckning), the 1981 Code of Execution (Sw: Utsökningsbalken) and the Bankruptcy Act (Sw: Konkurslagen (1987:672).

  7.2
  All costs and expenses (including legal fees) incurred by the Pledgee in connection with the enforcement of the security created by this Agreement shall be borne by the Pledgor and the Pledgor shall indemnify and hold the Pledgee harmless in respect of such costs and expenses.

  7.3
  All monies received by the Pledgee, in exercise of the rights, powers and remedies under this Agreement or by law shall be applied by the Pledgee in the manner and order set out in the Indenture.

  7.4
  Chapter 10 Section 2 of the Swedish Commercial Code (Sw: Handelsbalken 10:2) shall not apply to this Agreement.

8.     DISCHARGE OF THE SECURITY ASSETS

  8.1
  Subject to Clause 6.1, upon the irrevocable payment or discharge in full of the Secured Obligations the Pledgee shall or shall procure that its nominees or agents shall (as the case may be) at the request and cost of the Pledgor discharge to the Pledgor all the right, title and interest in or to the Security Assets of the Pledgee free from the security in this Agreement.

  8.2
  Any release, discharge or settlement between the Pledgor and the Pledgee in relation to this Agreement shall be conditional upon no disposition or payment to the Pledgee by the Pledgor or any other person being avoided, set aside or ordered to be refunded pursuant to any law relating to insolvency or for any other reason.

  8.3
  If any such disposition or payment is avoided, set aside or ordered to be refunded the Pledgor shall retransfer the Security Assets to the Pledgee and the Pledgee shall be entitled to enforce this Agreement against the Pledgor as if such release, discharge or settlement had not occurred and any such disposition or payment not been made.

9.     WAIVERS

  9.1
  The Pledgor agrees that if the security created by this Agreement is enforced it will not exercise and hereby waives any right which the Pledgor might otherwise have against any other person by reason of subrogation or otherwise

  a)
  to take the benefit of any security granted pursuant to the Promissory Note, and/or

  b)
  to be indemnified by any other person

      and any such person is hereby released from all obligations in respect of such a claim.

  9.2
  The liability of the Pledgor under this Agreement shall not be prejudiced, affected or diminished by any act, omission, circumstance or matter which but for this provision might operate or release or otherwise exonerate the Pledgor from its obligations under this Agreement in whole or in part, including without limitation and whether or not known to the Pledgor or the Pledgee;

  a)
  any time or waiver granted to or composition with any other person;

  b)
  the taking, variation, compromise, renewal or release of or refusal or neglect to perfect or enforce any rights, remedies or securities against any other person;

  c)
  any legal limitation, disability, incapacity or other circumstances or the bankruptcy, liquidation or change in the name or constitution of any person;

  d)
  any variation or extension, any increase, exchange, renewal, surrender, release or loss of or failure to perfect any security or of any non-observance of any formality in respect of any instruments; and

  e)
  any unenforceability or invalidity of the Secured Obligations or of any obligations of any other person or security, to the intent that the Pledgor's obligations under this Agreement shall remain in full force and this Agreement be construed accordingly as if there were no such unenforceability or invalidity.

  9.3
  Any waiver by the Pledgee or of any terms of this Agreement or any consent or approval given by any of them under it shall be effective only if given in writing and then only for the purpose and upon the terms and conditions (if any) on which it is given. No delay or omission on the part of the Pledgee in exercising any right or remedy under this Agreement shall impair that right or remedy or operate as or be taken to be a waiver of it nor shall any single, partial or defective exercise of any such right or remedy precludes any other further exercise under this Agreement of that or any other right or remedy.

10.   INSURANCE

  10.1
  The Pledgor shall at all times during the subsistence of the security constituted by or pursuant to this Agreement cause all assets forming part of the Security Assets to be insured and to be kept insured in such insurance office, in such amounts and against such risks as the Pledgee may require from time to time but otherwise in such insurance office of repute as shall have been selected by the Pledgor on the equivalent basis as insurances are maintained by prudent companies carrying on businesses comparable with that of the Pledgor and on a comparable scale as regards the assets insured, the insured risks and the classes of risk to be covered and the amount of the insurance cover.

  10.2
  The Pledgor shall duly and punctually pay all premiums and other moneys due and payable under all such insurances as aforesaid and promptly upon request by thePledgee produce to the Pledgee the premium receipts or other evidence of the payment thereof.

  10.3
  The Pledgor shall on demand by the Pledgee, provide copies of all policies and other contracts of insurance relating to the Security Assets or any part thereof.

  10.4
  In case of the Pledgor's non-compliance with Clauses 10.1-10.3 the Pledgee may, but shall not be obliged to, effect or renew any such insurance as is mentioned in Clause 10.1. The moneys expended by the Pledgee on so effecting or renewing any such insurance shall be reimbursed by the Pledgor to the Pledgee on demand.

  10.5
  All claims and moneys received or receivable under any such insurance as aforesaid shall at the direction of the Pledgee, subject to the rights of the Security Trustee under the First Pledge Agreement, be applied either in making good the loss or damage in respect of which the same has been received or in or towards the discharge of the Secured Obligations.

11.   INDEMNITY

  11.1
  The Pledgor will indemnify and hold harmless the Pledgee in respect of all liabilities and expenses incurred by it (1) in the execution or purported execution of any rights, powers or discretion in accordance with this Agreement, (2) in the preservation or enforcement of its rights under this Agreement, and (3) on the release of any part of the Security Assets from the security created by this Agreement, unless it is finally judicially determined that such liability or expense has resulted from the gross negligence or wilful misconduct of the Pledgee.

  11.2
  The Pledgor shall on demand and on a full indemnity basis pay to the Pledgee the amount of all costs and expenses and other liabilities (including legal and out-of-pocket expenses and any tax or value added tax on such costs and expenses) which the Pledgee incurs in connection with:

  a)
  the preparation, negotiation, execution and delivery of this Agreement;

  b)
  any payment of stamp duty or stamp duty reserve tax or registration of this Pledge or any transfer of the Security Assets pursuant hereto;

  c)
  any actual or proposed amendment or waiver or consent under or in connection with this Agreement:

  d)
  any discharge or release of the pledge in this Agreement; or

    e)
    the preservation or exercise (or attempted preservation or exercise) of any rights under or in connection with and the enforcement (or attempted enforcement) of the pledge or any other right in this Agreement;

      unless it is finally judicially determined that such liability or expense has resulted from the gross negligence or wilful misconduct of the Pledgee.

12.   MISCELLANEOUS

  12.1
  The Pledgor may not assign any of its rights under this Agreement. The Pledgee may assign all or any part of their rights under this Agreement in accordance with, and in connection with a transfer of its rights under the Promissory Note.

  12.2
  This Agreement shall remain in full force and effect and notwithstanding any amendments or variations from time to time to the Promissory Note (including, without limitation, any increase in the amount of the Secured Obligations).

  12.3
  If any provision of this Agreement is or becomes illegal, invalid or unenforceable that shall not affect the validity or enforceability of any other provision of this Agreement.

  12.4
  This Agreement may be executed in any number of counterparts and this shall have the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

  12.5
  All sums payable by the Pledgor under this Agreement shall be paid without any set-off, counterclaim, withholding or deduction whatsoever unless required by law in which event the Pledgor will, simultaneously with making the relevant payment under this Agreement, pay to the Pledgee such additional amount as will result in the receipt by the Pledgee of the full amount which would otherwise have been receivable and will supply the Pledgee promptly with evidence satisfactory to the Pledgee that the Pledgor has accounted to the relevant authority for the sum withheld or deducted.

  12.6
  Any statement, certificate or determination of the Pledgee as to the amount of the Secured Obligations or (without limitation) any other matter provided for in this Agreement shall in the absence of manifest error be conclusive and binding on the Pledgor.

13.   NOTICES

  13.1
  Each notice or other communication to be given under this Agreement shall be given in writing in English and, unless otherwise provided, shall be made by fax or letter.

  13.2
  Any notice or other communication to be given by one party to another under this Agreement shall (unless one party has by 15 days' notice to the other party specified another address) be given to that other party at the respective addresses given in Clause 13.3.

  13.3
  The address and fax number of the Pledgor and the Pledgee are:

  (A)
  Pledgor:

      Swebus AB
      Solna Strandväg 78 171 54 Solna
      Attention: Chairman of the Board
      Fax: +46 8 546 300 10

    (B)
    the Pledgee:

      Concordia Bus Nordic AB (publ)
      c/o Swebus AB
      Solna Strandväg 78

      171 54 Solna
      Attention: Chairman of the Board
      Fax: +46 8 546 300 10

  13.4
  Any notice or other communication given by one party to another shall be deemed to have been received:

  a)
  if sent by fax, with a confirmed receipt of transmission from the sendng machine, on the day on which transmitted;

  b)
  in the case of a notice given by hand, on the day of actual delivery; and

  c)
  if posted, on the second Business Day or, in the case of airmail, the fifth Business Day following the day on which it was despatched by first class mail postage prepaid or, as the case may be, airmail postage prepaid, provided that a notice given in accordance with the above but received on a day which is not a Business Day or after normal business hours in the place of receipt shall be deemed to have been received on the next Business Day.

14.   LAW AND JURISDICTION

  14.1
  This Agreement is governed by and shall be construed in accordance with Swedish law.

  14.2
  The parties agree that the courts of Sweden shall have jurisdiction to settle any disputes which may arise in connection with this Agreement and that any final (Sw: lagakraftvunnen) judgement or order of a Swedish court in connection with this Agreement is conclusive and binding on them and may be enforced against them in the courts of any other jurisdiction. This Clause 14.2 is for the benefit of the Pledgee only and shall not limit the right of the Pledgee to bring proceedings against the Pledgor in connection with the Promissory Note in any other court of competent jurisdiction or concurrently in more than one jurisdiction.

Date: 22 January, 2004
Signatories
The Pledgor
SWEBUS AB
The Pledgee
CONCORDIA BUS NORDIC AB (PUBL)

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SECOND RANKING PLEDGE OF FLOATING CHARGE Dated 22 January, 2004 between Swebus AB as Pledgor and Concordia Bus Nordic AB (publ) as Pledgee PLEDGE OF FLOATING CHARGE ADVOKATFIRMAN LINDAHL